KEMPER EQUITY FUNDS                         KEMPER FIXED INCOME FUNDS
Kemper Aggressive Growth Fund               Kemper Adjustable Rate U.S. Government Fund
Kemper Blue Chip Fund                       Kemper Diversified Income Fund
Kemper Growth Fund                          Kemper U.S. Government Securities Fund
Kemper Quantitative Equity Fund             Kemper High Yield Fund
Kemper Small Capitalization Equity Fund     Kemper Income and Capital Preservation Fund
Kemper Technology Fund                      Kemper Portfolios comprised of the following
Kemper Total Return Fund                    series:
Kemper Value+Growth Fund                    Kemper U.S. Mortgage Fund
SUPPLEMENT TO STATEMENT OF                  Kemper Short-Intermediate Government Fund
  ADDITIONAL INFORMATION                    Kemper Cash Reserves Fund
DATED DECEMBER 31, 1996                     SUPPLEMENT TO STATEMENT OF
                                            ADDITIONAL INFORMATION
                                            DATED DECEMBER 20, 1996

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

     With respect to Kemper High Yield Fund, Kemper Income and Capital Preservation Fund, Kemper Diversified Income Fund and Kemper Total Return Fund, the Board of Trustees of the Funds approved the deletion of the following non-fundamental investment restriction, effective as of August 4, 1997:

     The Fund may not invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years of operation will not exceed 15% of total assets.

KMF-13A (8/97)
August 8, 1997